UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Marco Ramirez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2014

Date of reporting period:  January 31, 2014

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2014

The Mexico Equity and Income Fund, Inc.

March 31, 2014

Dear Fellow Stockholders:

In my opinion, implementation of economic reform in Mexico will likely be the main driver of stock prices over the next few years.  As Barron’s recently put it, “Mexico is doing all the right things.”  Yet, the market as a whole has not performed well.  The reason may be that Mexico’s broad-based stock market indexes are heavily weighted toward those sectors most adversely affected by reforms like consumer staples and telecoms.  Fortunately, The Mexico Equity and Income Fund is not tethered to the indexes and relies on stock selection more than most of its peers.  This flexibility has resulted in the Fund’s significant recent outperformance relative to the indexes and its peers.

The Fund’s discount has recently been about 11%.  The board continues to pursue an exemptive order from the SEC to implement a managed distribution plan.  The hope is that such a plan will cause the discount to narrow and thereby benefit all stockholders.  Unfortunately, the staff of the Division of Investment Management recently indicated that it will not process the Fund’s application for an exemptive order to permit a managed distribution plan until the Fund retires its preferred stock, the issuance of which the staff itself approved.  The board believes there is no basis to block the issuance of this routine exemptive order due to what appears to be an unrelated concern about the Fund’s preferred stock and is considering its options.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc. (MXE)
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders:

We are pleased to present the semi-annual report for The Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2014.

I.	INTRODUCTION

Recent global financial shocks in the Emerging Markets (“EM”) Region following the U.S. Federal Reserve’s scaling back of its post crisis stimulus program (or tapering) have given Mexico the opportunity to differentiate itself as a more defensive “EM” in terms of its solid public finances:

(1)	Gross public debt (40%) and the fiscal balance (-2.5%) as a percentage of Gross Domestic Product “GDP” (Please see: Chart A at www.mxefund.com). (Source: FMI).
(2)
A manageable current account deficit (-1.6%) as a percentage of “GDP”, and a resilient currency (-1.41% loss) as at the end of the year 2013 (Please see: Chart B at www.mxefund.com).  (Source: Bloomberg).

(3)
Mexico’s Sovereign 5-Year USD Credit Default Swaps “CDS” plotted with the lowest spreads (approximately 90 basis points) after Chile (approximately 78 basis points) among the “EM” region (Please see: Charts C, D, E, F and G at www.mxefund.com).  (Source: Bloomberg).

Two decades after the signing of the North American Free Trade Agreement in November 1993, President Enrique Peña Nieto’s solid management of the pace of the structural reform agenda has paved the way for the political will to approve Nine Constitutional Initiatives during his first year in office.  (Please see: Chart I at www.mxefund.com).  Successful implementation of the major energy reform is key to putting Mexico firmly on track to boosting its rate of economic growth in the medium-to-long term (3-5 year) (Please see: Chart H at www.mxefund.com).

The main reason for the Fund’s one-year and six-month excess returns of 1,457 and 265 basis points, respectively, relative to the MSCI Mexico Index, was mainly an active – highly diversified investment strategy and taking advantage of market valuation swings.  (Source: PAM; Bloomberg).  (Please see Chart J, Fund’s Relative Performance when compared to a sample of 26 International closed-end funds, at the end of this report).

THE MEXICO EQUITY AND INCOME FUND, INC.

II.	FUND PERFORMANCE

The Net Asset Value per share (“NAV”) of the Fund increased by 0.31% in U.S. Dollar terms, and 3.56% in Mexican Peso terms (a 4.68% MX Peso depreciation for the Fund’s Semi-Annual Report period) (Source: Bloomberg), and excess returns of 265 basis points compared to the MSCI–Mexico Index (-2.34) for the six-month period ended January 31, 2014.  (Source: Bloomberg).  The Mexican Peso lost -4.68% for the Fund’s six-month period ended January 31, 2014.  (Source: Bloomberg).

   Sources:  1U.S. Bank;  2Thompson, Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost.  Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, and (414) 765-4255 and or by consulting the Fund’s web page: www.mxefund.com.

We are pleased to report that PAM’s team continued to provide the Fund’s stockholders a competitive risk-adjusted return of 1.97% relative to the MSCI Mexico Index for the six-month period ended January 31, 2014.  (Source: PAM, Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

  Source: PAM, Bloomberg.  ß = Beta

The closing market price of the Fund (on the New York Stock Exchange) increased by 3.53% in U.S. Dollar terms for the Fund’s six-month period ended January 31, 2014.  (Source: Bloomberg).

As of January 31, 2014, the Fund’s closing market price was US$ 14.36, representing a discount of -9.11% to its NAV of US$ 15.80.  The high and low discount to NAV for the six-month period was -13.19 and -7.41%.  (Source: PAM, Bloomberg).  (Please see Chart K at  www.mxefund.com).

The net assets of the MXE totaled US$ 101,438,596.02 million at year-end December after the Board of Directors declared a dividend of $2.12644 per share with a December 26, 2013 ex-date and payable on January 28, 2014.  (Source: Bloomberg and U.S. Bancorp, www.mxefund.com/dividends).

The NAV accretion per share that resulted from share repurchases for the 1, 3, and 5 year periods ended January 31, 2014 was $0.00, $0.21, and $0.36, respectively.

There were no share repurchases during the Fund’s Semi-Annual period ended January 31, 2014.  (Source: U.S. Bancorp).

III.	FUND INVESTMENT STRATEGY

The Fund’s Portfolio registered the following metrics at the close of the Fund’s Semi-Annual period ended January 31, 2014: (1) Industrial Conglomerates, Hotels, Restaurants & Leisure, and Construction & Engineering were the three largest industry weightings; (2) the largest contributors by Market Cap were Mid-Cap stocks (classified by PAM as having a market value of between US$ 1bn and US$ 5bn); (3) the main industry contributors were Hotels, Restaurants & Leisure, Food Products and Media; (4) chemicals, Multiline Retailing, and Beverages were the main detractors; and (5) the Top-Three contributors referred to Food Products (Tortilla producer-Mid-Cap), Media (Mid Cap -Cable, internet & telephone Services-), and Hotels, Restaurants & Leisure (Fast food operator-Mid-Cap).  (PAM, Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

IV.	MEXICAN ECONOMY

Mexico registered a low rate of economic growth in 2013 (1.1%), mainly as a result of: (1) problems associated with the crisis in the construction sector arising from financial shocks in the homebuilding sector; (2) lagging public spending, and (3) the underperformance of Mexican industry tightly linked to the slow recovery of the U.S. manufacturing sector within a context of intra-industrial trade flows.  The 2014 projected economic growth rate is in the 2.7 – 3.8% range.  (Source: INEGI).  (Please see full economic report as of the end of 2013 at www.paminversion.com).

V.	THE MEXICAN STOCK EXCHANGE

The Mexican Stock Exchange (IP&C Index) registered a high Price to Earnings Ratio (P/E) multiple of 22.2 times as at December 2013, plummeting to 17.8 times in January 2014 following a major valuation swing.  Consumer-related stocks registered the strongest price correction, (staples in particular), as a result of the new Tax Law regulation that was effective in January 2014 and levied an excise tax on products with a high caloric content.  (Source: Bloomberg).  (Please see chart L at www.mxefund.com).

CLOSING REMARKS

Anti-trust and Energy reforms legislation were delivered to Congress in March, and established a basis for secondary legislation, and the timing of its implementation.

Amid a noisy political scenario, the market expects the secondary laws to define the bidding process criteria for contracts for oil, energy, and petrochemical (services, profit-sharing, production sharing and licenses).  PEMEX, Mexico’s state-owned petroleum company, will determine its ability (technical, operative and financial) to efficiently develop selected assets with a September 2014 deadline.

Details of Anti-trust and Energy secondary legislation is expected to be made public in April when Congress’s ordinary session ends.  (Please see www.mxefund.com for a full report).

We will continue to follow our de-indexed and diversified long-term investment strategy as part of our commitment to enhancing the value of the Fund and we remain optimistic about prospects for Mexico’s industrial transformation in the years to come.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

Chart J.

Fund’s Relative Performance when compared to a sample of 26 International closed-end funds.

As of January 31, 2014.

Source: PAM, Bloomberg.

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com.  Read it carefully before investing.

THE MEXICO EQUITY AND INCOME FUND, INC.

All investments involve risk.  Principal loss is possible.  Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors.  These risks are greater in the emerging markets.  Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Mexican Economic and Political Factors.  Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks.  Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive.  The current rating is BBB.  The agency stated that higher odds of reforms being approved, was the main reason to revise upwards.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos.  As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.  Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

Definitions

•
MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange.  The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.

THE MEXICO EQUITY AND INCOME FUND, INC.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of shares outstanding.  The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day.  Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV.  The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	Alpha stocks are an equity class as classified by PAM based on the following criteria: High Total Return. Dividend + share repurchase + capital increase.
•	Beta stocks are an equity class as classified by PAM based on the following criteria: Infrastructure related with internal free cash flow.
•	Special Situation stocks is an equity class as classified by PAM based on the following criteria: Value oversold stocks. Below its intrinsic value as determined by PAM. Less than 1 times book value.
•	References to other funds should not be considered a recommendation to buy or sell any security.
•
GDP: Gross Domestic Product.  The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.  It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•	Jensen’s Alpha: A measure of the return on a portfolio over what the capital asset pricing model predicts, given the beta and market return on that portfolio. The index also adjusts for risk.
•	INEGI: The National Institute of Statistics and Geography.
•
Sovereign Debt Bonds: A debt security issued by a national government within a given country and denominated in a foreign currency.  The foreign currency used will most likely be a hard currency, and may represent significantly more risk to the bondholder.

•
EM: Emerging Markets, an emerging market is a country that has some characteristics of a developed market but is not a developed market.  This includes countries that may be developed markets in the future or were in the past.[1] It may be a nation with social or business activity in the process of rapid growth and industrialization.

•
Credit Default Swaps CDS: A credit default swap is a financial swap agreement that the seller of the CDS will compensate the buyer in the event of a loan default or other credit event.  The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, receives a

THE MEXICO EQUITY AND INCOME FUND, INC.

payoff if the loan defaults.  CDS data can be used by financial professionals, regulators, and the media to monitor how the market views credit risk of any entity on which a CDS is available, which can be compared to that provided by the Credit Rating Agencies.

•
NAFTA: North American Free Trade Agreement is an agreement signed by Canada, Mexico, and the United States, creating a trilateral rules-based trade bloc in North America.  The agreement came into force on January 1, 1994.  It superseded the Canada–United States Free Trade Agreement between the U.S. and Canada.

•
Standard Deviation: A measure of the dispersion of a set of data from its mean.  The more spread apart the data, the higher the deviation.  Standard deviation is calculated as the square root of variance.

•	Price to Earnings Ratio P/E: A valuation ratio of a company’s current share price compared to its per-share earnings (EPS).
•	Earnings per Share EPS: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serve as an indicator of a company’s profitability.
•
Current Account: The difference between a nation’s savings and its investment.  The current account is an important indicator about an economy’s health.  It is defined as the sum of the balance of trade (goods and services exports less imports), net income from abroad and net current transfers.  A positive current account balance indicates that the nation is a net lender to the rest of the world, while a negative current account balance indicates that it is a net borrower from the rest of the world.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2013	2012	2011	2010	2009
Real GDP Growth (y-o-y)	1.10%	3.90%	3.90%	5.50%	-6.50%
Industrial Production (y-o-y Average)	-0.30%	3.90%	3.80%	6.06%	7.29%
Trade Balance (US billions)	-$1.01	$0.20	-$1.17	-$3.12	-$4.70
Exports	$380.20	$370.90	$349.68	$298.36	$229.70
Export growth (y-o-y)	2.60%	6.20%	17.20%	28.20%	-18.10%
Imports	$381.21	$370.80	$350.84	$301.48	$234.40
Import growth (y-o-y)	2.80%	5.70%	16.40%	25.00%	-19.90%

Financial Variables and Prices
28-Day CETES (T-bills) Average	3.76%	4.29%	4.81%	4.40%	4.51%
Exchange rate (Pesos/US$) Average	12.77	13.15	12.60	12.63	13.09
Inflation IPC, 12 month trailing	3.97%	3.57%	3.82%	4.40%	3.57%

Mexbol Index
USD Return	-1.33%	28.97%	-13.46%	28.79%	55.34%
Market Cap- (US billions)	$355.99	$372.29	$282.60	$281.56	$257.88
EV/EBITDA	9.82	x	9.21	x	8.13	x	9.48	x	7.86	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	15.85%	47.13%	-13.81%	41.91%	40.12%
Share Price	19.24%	45.13%	-12.18%	48.41%	22.20%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Allocation of Portfolio Assets	(Unaudited)
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Schedule of Investments	(Unaudited)

MEXICO – 99.78%	Shares	Value

COMMON STOCKS – 94.92%

Airports – 2.81%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	975,762	$3,024,176

Beverages – 6.59%
Arca Continental, S.A.B. de C.V.	216,774	1,190,199
Fomento Economico Mexicano, S.A.B. de C.V.	652,357	5,910,918
		7,101,117
Building Materials – 6.83%
Cemex, S.A.B. de C.V. CPO (a)	5,955,775	7,361,220

Cable & Satellite – 5.74%
Megacable Holdings, S.A.B. de C.V.	1,714,668	6,186,087

Chemical Products – 5.05%
Alpek S.A. de C.V.	1,420,900	2,830,326
Mexichem, S.A.B. de C.V.	752,848	2,614,196
		5,444,522
Construction and Infrastructure – 7.10%
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	1,901,350	4,292,041
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	276,200	3,358,637
		7,650,678
Consumer Products – 2.30%
Kimberly-Clark de Mexico, S.A.B. de C.V.	974,588	2,484,930

Energy – 5.34%
Infraestructura Energetica Nova, S.A.B. de C.V.	1,336,300	5,753,264

Financial Groups – 8.08%
Banregio Grupo Financiero S.A.B. de C.V.	649,481	3,554,323
Compartamos S.A.B. de C.V.	690,878	1,239,799
Grupo Financiero Banorte, S.A.B. de C.V. – Class O	620,638	3,917,621
		8,711,743
Food Manufacturing – 4.98%
Grupo Lala S.A.B. de C.V.	1,996,613	4,254,783

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS – 94.92%	Shares	Value

Food Manufacturing – 4.98% (continued)
Industrias Bachoco S.A.B. de C.V.	316,172	$1,112,772
		5,367,555
Holding Companies – 8.89%
Alfa, S.A.B. de C.V. – Class A	1,843,014	5,195,277
Grupo Carso, S.A.B. de C.V.	840,539	4,389,984
		9,585,261
Hotels, Restaurants, and Recreation – 9.53%
Alsea, S.A.B. de C.V. – Class A	662,500	1,976,503
Grupe, S.A.B. de C.V. (a)	2,082,027	3,580,576
Grupo Sanborns S.A.B. de C.V.	1,433,954	2,603,290
Grupo Sports World, S.A.B. de C.V. (a)	1,432,012	2,110,435
		10,270,804
Insurance Services – 4.28%
Qualitias Controladora, S.A.B. de C.V.	1,779,535	4,613,166

Mining – 6.75%
Grupo Mexico, S.A.B. de C.V. – Series B	2,249,253	7,280,556

Real Estate Services – 1.84%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	1,079,427	1,983,066

Retail – 8.81%
Corporativo Fragua, S.A.B. de C.V.	51,290	870,557
El Puerto de Liverpool, S.A.B. de C.V.	410,051	4,302,255
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	1,805,261	4,319,452
		9,492,264
TOTAL COMMON STOCKS (Cost $90,797,033)		102,310,409

CAPITAL DEVELOPMENT CERTIFICATES – 2.22%

Atlas Discovery Trust II (b)	300,000	2,390,964
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,190,759)		2,390,964

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Schedule of Investments (concluded)	(Unaudited)

ASSET BACKED SECURITIES – 0.40%	Shares		Value

Nafin (Infonavit – Banamex)
3.4600%, 10/21/2041	11,034		$435,971
TOTAL ASSET BACKED SECURITIES (Cost $411,762)			435,971

MORTGAGE BACKED SECURITIES – 1.72%

Nafin (Infonavit) 4.95%, 03/22/2039
4.9500%, 03/22/2039	58,600		1,852,578
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,854,404)			1,852,578

SHORT-TERM INVESTMENTS – 0.52%

Mexican INAFIN
0.000% Coupon, 1.714% Effective Yield, 02/05/2014 (c)	1,360,679	*	101,707
Mexican INAFIN
0.000% Coupon, 3.088% Effective Yield, 02/05/2014 (c)	6,202,583	*	463,624
TOTAL SHORT-TERM INVESTMENTS (Cost $568,640)			565,331

UNITED STATES – 0.18%

INVESTMENT COMPANIES – 0.18%

First American Treasury Obligation – Class A	194,613		194,613
TOTAL INVESTMENT COMPANIES (Cost $194,613)			194,613
TOTAL INVESTMENTS (Cost $96,017,211) – 99.96%			107,749,866
Other Assets in Excess of Liabilities – 0.04%			39,216
TOTAL NET ASSETS – 100.00%			$107,789,082

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The Advisor has determined these securities to be illiquid. The total value of illiquid securities at January 31, 2014 was $2,390,964, comprising 2.22% of net assets, while the remainder of the Fund’s net assets 97.78% were liquid.

(c)	Effective Yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Statement of Assets & Liabilities	(Unaudited)

ASSETS:
Investments, at value (Cost $96,017,211)	$107,749,866
Receivables for investments sold	3,058,659
Dividends and interest receivable	32,085
Foreign currency (Cost $16,655)	16,663
Other assets	23,942
Total Assets	110,881,215

LIABILITIES:
Payable for securities purchased	2,889,694
Advisory fees payable	99,879
Administration fees payable	23,488
Director fees payable	16,300
Audit fees payable	16,243
NYSE fees payable	15,695
Custody fees payable	12,340
Fund accounting fees payable	8,145
Transfer Agent fees and expenses payable	4,198
CCO fees payable	3,307
Accrued expenses and other liabilities	2,844
Total Liabilities	3,092,133
Net Assets	$107,789,082
Net Asset Value Per Preferred Share ($774,783 / 49,035)	$15.80
Net Asset Value Per Common Share ($107,014,299 / 6,772,793)	$15.80

NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 49,035 shares outstanding
(1,855,128 shares authorized)	$49
Common stock, $0.001 par value; 6,772,793 shares outstanding
(98,144,872 shares authorized)	6,773
Paid-in capital	90,683,034
Accumulated net investment income	725,416
Accumulated net realized gain on investments and foreign currency	4,641,250
Net unrealized appreciation on investments and foreign currency	11,732,560
Net Assets	$107,789,082

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Six Months Ended
Statement of Operations	January 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$1,656,854
Interest(2)	41,037
Total Investment Income	1,697,891

EXPENSES
Advisory fees (Note B)	$628,059
Directors’ fees and expenses (Note B)	89,988
Administration fees (Note B)	66,565
Custodian fees (Note B)	31,632
Legal fees	29,388
Fund accounting fees (Note B)	23,419
CCO fees and expenses (Note B)	21,448
Printing and mailing	20,080
Audit fees	16,020
NYSE fees	15,540
Insurance expense	13,712
Transfer agent fees and expenses (Note B)	8,464
Miscellaneous	8,160
Total expenses	972,475
NET INVESTMENT INCOME	725,416

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	5,247,426
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,128,922)
Net gain from investments and foreign currency transactions	118,504
Net increase in net assets resulting from operations	$843,920

(1)	Net of $7,466 in dividend withholding tax.
(2)	Net of $1,070 in interest withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2014	Year Ended
	(Unaudited)	July 31, 2013
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income/(loss)	$725,416	$(525,708)
Net realized gain on investments and foreign currency transactions	5,247,426	15,734,390
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	(5,128,922)	11,083,844
Net increase in net assets resulting from operations	843,920	26,292,526

Distributions to Shareholders from:
Net realized gains
Common stock	(12,978,531)	(1,158,013)
Preferred stock	(104,270)	(10,951)
Decrease in net assets from distributions	(13,082,801)	(1,168,964)

Capital Share Transactions:
Issuance of common stock for dividend	9,812,101	—
Repurchase of common stock (Note D)	—	(2,671,807)
Increase (decrease) in net assets from capital share transactions	9,812,101	(2,671,807)

Total increase/(decrease) in net assets	(2,426,780)	22,451,755

Net Assets:
Beginning of year	110,215,862	87,764,107
End of period*	$107,789,082	$110,215,862
* Including accumulated net investment income of	$725,416	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Six
	Months Ended
	January 31,
	2014	For the Year Ended July 31,
	(Unaudited)	2013	2012	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$17.91	$13.78	$13.26	$10.48	$7.37		$28.29
Net investment income (loss)	0.11	(0.09)	(0.05)	(0.03)	(0.01)		0.07
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	0.03	4.35	0.48	2.75	3.00		(13.95)
Net increase (decrease)
from investment operations	0.14	4.26	0.43	2.72	2.99		(13.88)

Less: Distributions
Dividends from net investment income	—	—	—	(0.02)	—		(0.25)
Distributions from net realized gains	(2.13)	(0.19)	—	—	—		(6.52)
Total dividends and distributions	(2.13)	(0.19)	—	(0.02)	—		(6.77)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	0.06	0.09	0.08	0.12		0.04
Anti-dilutive effect of Common
Rights Offering	—	—	—	—	—		—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	—	—		—
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	—	—	(0.00	)(3)	(0.02)
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	(0.12)	—	—	—	—		(0.29)
Total capital share transactions	(0.12)	0.06	0.09	0.08	0.12		(0.27)

Net Asset Value, end of period	$15.80	$17.91	$13.78	$13.26	$10.48		$7.37

Per share market value, end of period	$14.36	$15.84	$12.11	$11.64	$9.25		$6.08
Total Investment Return Based on
Market Value, end of period(1)	3.53%	32.55%	4.04%	26.09%	52.14%		(43.10)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

	For the Six
	Months Ended
	January 31,
	2014	For the Year Ended July 31,
	(Unaudited)	2013	2012	2011	2010	2009
Ratios/Supplemental Data
Net assets, end of period (000’s)	$107,014	$109,337	$86,970	$89,184	$74,609	$56,980
Ratios of expenses to average net assets:	1.78%	1.62%	1.57%	1.51%	1.68%	1.82%
Ratios of net investment income (loss)
to average net assets:	1.33%	(0.52)%	(0.42)%	(0.20)%	(0.02)%	0.97%
Portfolio turnover rate(2)	70.49%	179.10%	277.48%	253.20%	365.58%	335.64%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Year

	For the Six
	Months Ended
	January 31,
	2014	For the Year Ended July 31,
	(Unaudited)	2013	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$17.91	$13.78	$13.26		$10.48	$7.37		$28.29
Net investment income	0.11	(0.09)	(0.05)		(0.03)	(0.01)		0.07
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	0.03	4.35	0.48		2.75	3.00		(13.95)
Net increase (decrease)
from investment operations	0.14	4.26	0.43		2.72	2.99		(13.88)

Less: Distributions
Dividends from net investment income	—	—	—		(0.02)	—		(0.25)
Distributions from net realized gains	(2.13)	(0.19)	—		—	—		(6.52)
Total dividends and distributions	(2.13)	(0.19)	—		(0.02)	—		(6.77)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	0.06	0.09		0.08	0.12		0.04
Anti-dilutive effect of Common
Rights Offering	—	—	—		—	—		—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—	—		—	—		—
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	—		—	(0.00	)(3)	(0.02)
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	(0.12)	—	—		—	—		(0.29)
Total capital share transactions	(0.12)	0.06	0.09		0.08	0.12		(0.27)

Net Asset Value, end of period	$15.80	$17.91	$13.78		$13.26	$10.48		$7.37

Per share market value, end of period	$14.65 *	$14.50 *	$16.03	*	$11.93 *	$9.17	*	$6.85
Total Investment Return Based on
Market Value, end of period(1)	15.03%*	(8.34)%*	34.37	%*	30.36%*	33.87	%*	(38.67)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout Each Year

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	(Unaudited)	2013	2012	2011	2010	2009
Ratios/Supplemental Data
Net assets, end of period (000’s)	$775	$878	$794	$764	$739	$4,444
Ratios of expenses to average net assets:	1.78%	1.62%	1.57%	1.51%	1.68%	1.82%
Ratios of net investment income (loss)
to average net assets:	1.33%	(0.52)%	(0.42)%	(0.20)%	(0.02)%	0.97%
Portfolio turnover rate(2)	70.49%	179.10%	277.48%	253.20%	365.58%	335.64%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements	(Unaudited)

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities. If there are no such closing prices, the value shall be the most recent bid quotation as of the valuation time. If there is no such bid quotation, the security shall be valued at the most recent asked quotation at the valuation time. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2014.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2014. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2014:

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

	Level 1*	Level 2*	Level 3	Total
Equity
Airports	$3,024,176	$—	$—	$3,024,176
Beverages	7,101,117	—	—	7,101,117
Building Materials	7,361,220	—	—	7,361,220
Cable & Satellite	6,186,087	—	—	6,186,087
Capital Development Certificates	—	—	2,390,964	2,390,964
Chemical Products	5,444,522	—	—	5,444,522
Construction and Infrastructure	7,650,678	—	—	7,650,678
Consumer Products	2,484,930	—	—	2,484,930
Energy	5,753,264	—	—	5,753,264
Financial Groups	8,711,743	—	—	8,711,743
Food Manufacturing	5,367,555	—	—	5,367,555
Holding Companies	9,585,261	—	—	9,585,261
Hotels, Restaurants, and Recreation	10,270,804	—	—	10,270,804
Insurance Services	4,613,166	—	—	4,613,166
Mining	7,280,556	—	—	7,280,556
Real Estate Services	1,983,066	—	—	1,983,066
Retail	9,492,264	—	—	9,492,264
Total Equity	102,310,409	—	2,390,964	104,701,373
Asset Backed Securities	$—	$435,971	$—	$435,971
Mortgage Backed Securities	$—	$1,852,578	$—	$1,852,578
Short-Term Investments	$—	$759,944	$—	$759,944
Total Investment in Securities	$102,310,409	$3,048,493	$2,390,964	$107,749,866

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

Description	Investments in Securities
Balance as of July 31, 2013	$2,171,017
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	219,947
Balance as of January 31, 2014	$2,390,964

(1)	Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2014:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an increase in
	January 31, 2014	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,390,964	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2013, the Fund decreased undistributed net investment loss by $676,017, and decreased accumulated realized gain by $676,017.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2013 and July 31, 2012 were as follows:

Distributions paid from:	7/31/13	7/31/12
Ordinary Income	$246,098	$—
Long-Term Capital Gain	922,866	—
Total	$1,168,964	$—

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$93,589,040
Gross tax unrealized appreciation on investments	18,315,696
Gross tax unrealized depreciation on investments	(2,060,348)
Net tax unrealized appreciation on investments	16,255,348
Undistributed ordinary income	10,150,512
Undistributed long-term capital gains	2,932,246
Total distributable earnings	13,082,758
Other accumulated gains(losses)	$—
Total accumulated earnings(losses)	$29,338,106

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2013, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six month period ended January 31, 2014 the Fund’s investment performance ranged from 15.6% to 23.4% above the investment performance of the Index.  Accordingly, for the six month period ended January 31, 2014 the net investment advisor fee consisted of the base fee of $547,207 and an upward performance fee adjustment of $80,852.

Effective January 1, 2013, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (continued)	(Unaudited)

For the six months ended January 31, 2014, the Fund incurred Administration fees of $66,565; Fund Accounting fees and expenses of $23,419, Transfer Agent fees and expenses of $8,464 and Custody fees of $31,632.

At January 31, 2014, fees of $23,488, $8,145, $4,198 and $12,340 were owed for Fund Administration, Accounting, Transfer Agency, and Custody fees, respectively.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $75,786,590 and $77,797,883 respectively, for the six months ended January 31, 2014.

At January 31, 2014 approximately 99.8% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2014, there were no shares of stock repurchased under the guidelines set forth in the Fund’s stock repurchase program.

During the six months ended January 31, 2014, the Fund continued to offer to convert any outstanding preferred shares to common shares on a one-for-one basis. There were no conversions of preferred shares to common shares during the period.

On December 5, 2013, the Board of Directors declared a stock dividend of $2.12644 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 669,385 shares of common stock to stockholders that did not elect the cash option, which amounted to $9,812,101.

During the year ended July 31, 2013, the Fund purchased 215,118 shares of capital stock in the open market at a cost of $2,671,807. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.82%.

During the year ended July 31, 2013, the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 8,604 preferred shares participated in the offer and were converted to common shares.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Notes to Financial Statements (concluded)	(Unaudited)

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for conversion preference features and the ability to elect two directors.

Subsequent events

Effective January 1, 2014, Marco Ramirez of Pichardo Asset Management, S.A. de C.V. became the Fund’s Chief Financial Officer.

Note to preferred shareholders.  The New York Stock Exchange (“NYSE”) announced March 21, 2013 that the staff of NYSE Regulation, Inc. has determined that the Preferred Stock is no longer suitable for listing because it does not meet the minimum continued listing distribution requirement of 100,000 publicly held shares outstanding as set forth in Section 802.01 of the NYSE Listed Company Manual.  Trading on the NYSE in the Fund’s Preferred Stock was suspended prior to the opening of trading on March 22, 2013. The Preferred Stock is now trading on OTC-Other under MXEIP.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Additional Information	(Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2013, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Additional Information (concluded)	(Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2013 was 0%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 100%. (unaudited)

The Fund designates 0% of dividends declared for the fiscal year July 31, 2013 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Dividends and Distributions	(Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	January 31, 2014
Stockholders Meeting	(Unaudited)

The Fund’s Annual Stockholders meeting was held on December 18, 2013, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 28, 2013, the record date, outstanding shares of common and preferred stock were 6,103,406 and 49,035 respectively. Holders of 5,417,211 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors by each share class. The following table provides information concerning the matters voted on at the meeting:

I. (A)	Election of Directors – Common and Preferred
		Votes For	Votes Against
	Gerald Hellerman	5,129,942	240,420

I. (B)	Election of Directors – Preferred
		Votes For	Votes Against
	Glenn Goodstein	29,117	17,733

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Privacy Policy	(Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Management of the Fund	(Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	Since	Managing Director,	Director, Brantley
615 E. Michigan Street		Compliance	2010 / 12 years	Hellerman Associates	Capital Corporation;
Milwaukee, WI 53202		Officer		since 1993, which has	Director, Ironsides
				terminated activities as of	Partners Opportunity
				December 31, 2013.	Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund, Inc.; Director,
TM Entertainment
and Media, Inc.;
Director, Imperial
Holdings, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Director, ASA Ltd.
Park 80 West, Plaza Two,			2011 / 13 years	Mr. Goldstein has been a	(until 2013);
250 Pehle Avenue,				member of Bulldog Investors,	Director, MVC
Suite 708				LLC, the investment advisor	Capital, Inc.;
Saddle Brook, NJ 07663				of Special Opportunities	Chairman, Imperial
				Fund, Inc. and the Bulldog	Holdings, Inc.;
				Investors group of funds.	Chairman, Special
				He also is a member of	Opportunities Fund,
				Kimball & Winthrop, LLC,	Inc.; Chairman,
				the managing general partner	Brantley Capital
				of Bulldog Investors General	Corporation (until
				Partnership, since 2012.	2013).
From 1992-2012, Mr.
Goldstein was a member of
the general partners of several
private funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2010 / 12 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2012 / 12 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
advisor to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc. since 2009.

Andrew Dakos	1966	Director	Since	Since its inception in 2009,	Director, Special
Park 80 West, Plaza Two			2012 / 12 years	Mr. Dakos has been a	Opportunities
250 Pehle Avenue,				member of Bulldog Investors,	Fund, Inc.; Director,
Suite 708				LLC, the investment advisor	Brantley Capital
Saddle Brook, NJ 07663				of Special Opportunities	Corporation;
				Fund, Inc. and the Bulldog	(until 2013);
				Investors group of funds.	Director, Imperial
				He also is a member of	Holdings, Inc.
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors General
Partnership, since 2012.
From 1992-2012, Mr. Dakos
was a member of the general
partners of several private
funds in the Bulldog Investors
group of funds and in 2012
became a member of Bulldog
Holdings, LLC which became
the sole owner of such general
partners. Chief Compliance
Officer of Bulldog Investors,
LLC from 2009-2012.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2014
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,	2011 / 3 years	Fund since the Fund’s
Bosques de las Lomas		Officer,		Inception; President and
Mexico DF 05120		President	Indefinite / 8 years	General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 2 years	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

Marco Ramirez	1986	Chief	Since 2014	Assistant Portfolio Manager	None
Paseo de Tamarindos 45-201		Financial		and Compliance Officer,
Bosques de las Lomas		Officer		Pichardo Asset
Mexico DF 05120				Management, S.A. de C.V.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/13 to 8/31/13	0	$0.00	0	0
9/1/13 to 9/30/13	0	$0.00	0	0
10/1/13 to 10/31/13	0	$0.00	0	0
11/1/13 to 11/30/13	0	$0.00	0	0
12/1/13 to 12/31/13	0	$0.00	0	0
1/1/14 to 1/31/14	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 4, 2014

By (Signature and Title)*       /s/ Marco Ramirez
Marco Ramirez, Chief Financial Officer

Date     April 4, 2014

* Print the name and title of each signing officer under his or her signature.